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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                               Form 8-K/A No. 1


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 30, 1996
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                             TOWER AUTOMOTIVE, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-24644                41-1746238
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


4508 IDS Center, Minneapolis, Minnesota                                   55402
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (612) 332-2335
                                                   ----------------------------

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          4.1 First Amendment to Third Amended and Restated Credit Agreement, dated as of May 30, 1996, by and among R.J. Tower Corporation, the financial institutions parties thereto and Comerica Bank, as agent.

          4.2 $39,000,000 Revolving Credit Note, dated as of May 30, 1996, issued by R.J. Tower Corporation, a Michigan corporation, to Comerica Bank.

          4.3 $18,000,000 Revolving Credit Note, dated as of May 30, 1996, issued by R.J. Tower Corporation, a Michigan corporation, to Bank of America Illinois.

          4.4 $18,000,000 Revolving Credit Note, dated as of May 30, 1996, issued by R.J. Tower Corporation, a Michigan corporation, to First Bank National Association.

          4.5 Second Amended and Restated Guaranty (Tower-Michigan Debt), dated as of May 30, 1996, made by R.J. Tower Corporation, an Indiana corporation, Edgewood Manufacturing Corp., a Delaware corporation, R.J. Tower Corporation, a Kentucky corporation, Kalamazoo Stamping and Die Company, a Michigan corporation, Trylon Corporation, a Michigan corporation and MascoTech Stamping Technologies, Inc., a Delaware corporation, in favor of Comerica Bank, as agent.

          4.6  Joinder Agreement to Amended and Restated Guaranty (Tower Indiana
               Debt), dated as of May 30, 1996, made by MascoTech Stamping Technologies, Inc., a Delaware corporation, in favor of Comerica Bank, as agent.

          4.7 Joinder Agreement to Amended and Restated Guaranty (Tower Kentucky Debt), dated as of May 30, 1996, made by MascoTech Stamping Technologies, Inc., a Delaware corporation, in favor of Comerica Bank, as agent.

          4.8 Form of Second Amended and Restated Security Agreement, dated as of May 30, 1996, made by each of R.J. Tower Corporation, a Michigan corporation, R.J. Tower Corporation, a Kentucky corporation, R.J. Tower Corporation, an Indiana corporation, Kalamazoo Stamping and Die Company, a Michigan corporation, Edgewood Manufacturing Corp., a Delaware corporation, in favor of Comerica Bank, as agent.

          4.9 Amended and Restated Security Agreement, dated as of May 30, 1996, made by Trylon Corporation, a Michigan corporation, in favor of Comerica Bank, as agent.

          4.10 Form of Second Amended and Restated Continuing Collateral Mortgage, dated as of May 30, 1996, made by each of R.J. Tower Corporation, a Michigan corporation, R.J. Tower Corporation, an Indiana corporation, Kalamazoo Stamping and Die Company, a


                                      -2-
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               Michigan corporation, Edgewood Manufacturing Corp., a Delaware corporation, in favor of Comerica Bank, as agent.

          4.11 Second Amended and Restated Security Agreement (Third Party Pledge), dated as of May 30, 1996, made by Tower Automotive, Inc., a Delaware corporation, in favor of Comerica Bank, as agent.

                                      -3-

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOWER AUTOMOTIVE, INC.


Date:  June 4, 1996                    By: /S/ Anthony A. Barone
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                                           Anthony A. Barone
                                           Chief Financial Officer